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EXHIBIT 21-a


                             SUBSIDIARIES OF THE COMPANY

The following list of subsidiaries of the Company identifies the name of the subsidiary, the state or other jurisdiction of incorporation or organization and the name under which such subsidiaries do business:


                               ADC VIDEO SYSTEMS, INC.
                                A Delaware corporation
                                AVS, ADC Video Systems

                                 FIBERMUX CORPORATION
                               A California corporation
                                Fibermux, ADC Fibermux

                               KENTROX INDUSTRIES, INC.
                                A Delaware corporation
                                 Kentrox, ADC Kentrox

                            ADC SYSTEMS INTEGRATION, INC.
                                A Georgia corporation
                                       Da Tel

                                    ADC MERSUM OY
                                       Finland

                              ADC WIRELESS SYSTEMS, INC.
                               A Minnesota corporation

                                     ADC METRICA
                                    United Kingdom

                                   ADC NewNet, Inc.
                               A Minnesota corporation

                        INFORMATION TRANSMISSION SYSTEMS CORP.
                              A Pennsylvania corporation
                                       ADC ITS

                               SKYLINE TECHNOLOGY, INC.
                               A California corporation


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                                   ADC EUROPE N.V.
                                       Belgium
                                   ADC, ADC Europe

                             ADC de MEXICO, S.A. de C.V.
                                        Mexico

                               ADC TELECOM CANADA INC.
                                        Canada

                    ADC TELECOMMUNICATIONS (HOLDINGS) PTY. LIMITED
                                      Australia

                    ADC TELECOMMUNICATIONS SINGAPORE PTE. LIMITED
                                      Singapore

                           ADC TELECOMMUNICATIONS U.K. LTD
                                    United Kingdom
                             ADC, ADC Telecommunications

                        ADC TELECOMUNICACIONES VENEZUELA, S.A.
                                      Venezuela

                               ADC INTERNATIONAL, INC.
                                       Barbados

                             ADC TELECOMMUNICATIONS GmbH
                                       Germany

                         ADC TELECOMUNICACOES DO BRASIL LTDA.
                                        Brasil

                           ADC WIRELESS MICROSYSTEMS, INC.
                                      California

                            ADC MICROCELLULAR SYSTEMS LTD.
                                    United Kingdom

                                 THE APEX GROUP, INC.
                                       Maryland
                                       ADC Apex

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                                  PCS SOLUTIONS LLC
                                       Delaware

                             ADC INTERNATIONAL OUS, INC.
                                      Minnesota

            SHANGHAI ADC TELECOMMUNICATIONS EQUIPMENT CO. LTD. (50% owned)
                              People's Republic of China

              NANJING ADC BROADBAND COMMUNICATIONS CO. LTD. (60% owned)
                              People's Republic of China